Exhibit 10.18

RESTRICTED STOCK AWARD

as of ____________ __, 20__

The parties to this Restricted Stock Award are Applied Blockchain, Inc. a Nevada Corporation (the “Company”), and _______________ (“Employee”), an employee of the Company.

The Company has retained Employee as an employee of the Company, and wishes to provide Employee with an incentive to put forth maximum effort for the success of the Company’s business.

Accordingly, the Company has determined to grant Employee an incentive award in the form of ________ (#) shares of restricted stock (“Stock Award”) subject to the terms and conditions herein set forth.

This Stock Award is a material inducement for Employee to join the Company as an employee.

Accordingly, intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
Definitions

The following definitions shall apply for purposes of this Award:

1.1              “Board” shall mean the Board of Directors of the Company.

1.2              “Cause” shall mean any of the following events with respect to Employee:

(a)	willful refusal to follow the lawful directions of the Company or Employee’s supervisor, which directions are consistent with normal business practice;

(b)	indictment or conviction of, or plea of nolo contendere to, (i) any felony, or (ii) another crime involving dishonesty or moral turpitude, or Employee’s engaging in any embezzlement, financial misappropriation or fraud, related to their employment with, or provision of services to, the Company or any subsidiary or affiliate;

(c)	engaging in any willful misconduct or gross negligence or willful act of dishonesty, including any violation of federal securities laws, or violence or threat of violence, which is materially injurious to the Company or any subsidiary or affiliate;

(d)	repeated abuse of alcohol or drugs (legal or illegal) that, in the Company’s reasonable judgment, materially impairs Employee’s ability to perform their duties; or

(e)	willful and knowing breach or violation of any material provision of their employment or agreement to provide services to the Company, including, but not limited to, any applicable confidentiality, non-solicitation and non- competition requirements thereof.

1.3              “Change of Control” means the occurrence of any of the following events:

(i)	Any Person, other than (x) a fiduciary holding securities under an employee benefit plan of the Company or any subsidiary or affiliate, or (y) any corporation owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company’s Common Stock, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

(ii)	the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	the members of the Board of Directors as of the Grant Date (the “Incumbent Directors”) and any successor director whose appointment is endorsed by the Incumbent Directors or any such duly-endorsed successor director cease to constitute a majority of the Board; or

(iv)	a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this Section 1.3—

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; and

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

1.4              “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any applicable regulations thereunder and any successor or similar provision.

1.5              “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Award. The members of the Committee shall (i) be appointed from time to time by and shall serve at the discretion of the Board, and (ii) shall consist of “non-employee directors” as defined in Section 16 of the Exchange Act. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Award that would otherwise be the responsibility of the Committee.

1.6              “Common Stock” shall mean shares of the Company’s common stock.

1.7              “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.8              “Grant Date” shall mean _____________ __, 20__.

1.9              “Merger” shall mean any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company.

1.10          “The Trading Market” means, initially, OTC Markets (including OTCQX, OTCQB and Pink Markets), or any of the following other markets that becomes the primary trading market for the Common Stock: The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

ARTICLE II
Grant of Stock Award

2.1       On the Grant Date, the Company granted to Employee this Stock Award in the form of ____________ (#) shares of restricted stock.

2.2       The Stock Award shall be subject to the terms and conditions of this Award.

2.3       Except as provided in this Award, the Stock Award shall remain unvested, nontransferable and subject to a substantial risk of forfeiture. In addition, the Stock Award shall not be vested, and Employee’s interest in the Stock Award granted hereunder shall be forfeited, except to the extent that the provisions of this Award are satisfied.

ARTICLE III

Vesting of Stock Award

3.1       Employee’s Stock Award shall be vested in accordance with this Article III.

3.2       The Stock Award shall vest in accordance with the following schedule:

Number of Shares	Vesting Date

3.3       Subject to Section 3.4 and Article V of this Award, the Stock Award that remains forfeitable shall be forfeited if Employee’s employment under the Agreement terminates at any time.

3.4       [IF APPLICABLE-- Notwithstanding the provisions of Section 3.3 hereof, if, prior to the forfeiture of this Stock Award under Section 3.3, Employee experiences a Qualifying Termination Event (as defined in Section 3.5), the portion of the Stock Award that is forfeitable shall become vested as to a pro rata portion of the unvested portion of the Stock Award, as to a pro rata portion of the unvested portion of the Stock Award, as determined in accordance with the following sentence. The pro rata portion of the Award that shall vest pursuant to the preceding sentence shall be equal to a fraction (not to exceed 1) of the total shares in each unvested Tranche of the Stock Award where the numerator of such fraction shall be the number of full months of service performed by Employee after the Grant Date and prior to the Qualifying Termination Date, and the denominator of such fraction shall be determined in accordance with the following table:

Tranche No.	Denominator

The non-vested portion of this Stock Award shall be forfeited.

3.5       For purposes of this Stock Award, “Qualifying Termination Event” shall mean Employee’s death, Disability, or termination by the Company or an affiliate other than for Cause. “Disability” for purposes of this Section 3.5 shall mean Employee’s permanent and total disability within the meaning of Section 22(e)(3) of the Code.]

ARTICLE IV
Rights as Shareholder; Dividends; Taxation

4.1        Employee shall be the record owner of the Restricted Stock until the shares of Common Stock are sold, forfeited or otherwise disposed of, and shall be entitled to all of the rights of a shareholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares.

4.2       The Company may issue stock certificates or evidence Employee’s interest by using a restricted book entry account with the Company’s transfer agent. Physical possession or custody of any stock certificates that are issued shall be retained by the Company until such time as the Stock Award vests.

4.3       If Employee forfeits any or all of the Stock Award pursuant to Section 3 or any other provision herein, Employee shall, on the date of such forfeiture, no longer have any rights as a shareholder with respect to the Stock Award and shall no longer be entitled to vote or receive dividends on such shares.

4.4       Employee hereby grants a power of attorney to the President and the Secretary of the Company, and each of them, with full power of substitution, with respect to any shares of the Stock Award which are forfeited hereunder. The power granted hereunder shall authorize each of the President and the Secretary of the Company, acting alone, to execute and deliver any stock powers or other agreements or instruments reasonably required to assign, transfer or cancel any shares that have so been forfeited by Employee. Such power of attorney granted pursuant to this Section 4.4 is given in consideration of the agreements and covenants of the Company in connection with the transactions contemplated by this Stock Award and, as such, is coupled with an interest and shall be irrevocable unless and until all of the shares of the Stock Award have vested in full. In addition to the foregoing, on the Grant Date, Employee shall deliver three (3) executed blank stock powers with respect to the Stock Award, in substantially the form set forth in Annex A hereto, which may be used by the Company to effect any forfeiture or transfer of the Common Stock contemplated hereunder, or otherwise at the direction of Employee.

4.5       The liability related to all taxes with respect to this Stock Award is and remains Employee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any taxes in connection with the grant or vesting of this Stock Award or the subsequent sale of any shares; and (b) does not commit to structure the Stock Award to reduce or eliminate Employee’s liability for taxes.

ARTICLE V
Change in Control

5.1       In the event of a Change in Control prior to the forfeiture of the Stock Award under Section 3.3, the provisions of this Article V shall apply.

(a)       Subject to subparagraphs (b) and (d) of this Section 5.1, if, upon a Change in Control, Employee receives a new award which qualifies as a Replacement Award (as defined below), the Replacement Award shall replace this Stock Award and continue subject to the Replacement Award’s terms.

(i)	A “Replacement Award” is an award that substitutes for this Stock Award and meets the following requirements: (i) it has a value at least equal to the value of this Award as determined under applicable law and by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to Employee than the terms and conditions of this Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of this Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of a Replacement Award are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(b)       If, following a Change in Control, the Company’s shares continue to be traded on The Trading Market or another established securities market, this Stock Award shall continue in effect and be treated as a Replacement Award.

(c)       If, upon a Change in Control that results in the Company’s shares no longer being traded on The Trading Market or another established securities market and no Replacement Award is granted to Employee, the unvested portion of this Stock Award shall become vested immediately prior to the consummation of the Change in Control.

(d)       Notwithstanding the foregoing, upon a Change in Control, the Committee may determine that the unvested portion of this Stock Award shall be canceled and terminated for consideration instead.

ARTICLE VI

Miscellaneous

6.1       The terms of this Stock Award shall be adjusted as the Committee determines is equitable in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization..

6.2       Whenever the term “Employee” is used in any provision of this Award under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Stock Award may be transferred by will or by the laws of descent and distribution, the term “Employee” shall be deemed to include such person or persons.

6.3       The Stock Award granted hereunder is not transferable by Employee otherwise than by will or the laws of descent and distribution. No assignment or transfer of the Stock Award granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by the operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Stock Award shall terminate and become of no further effect.

6.4       The following, or similar, legends may be placed on any certificate(s) or other document(s) delivered to Employee in connection with this Stock Award, in addition to any other legends required under the Stockholders’ Agreements or as required under federal or state securities laws:

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

6.5       Nothing in this Award or otherwise shall obligate the Company to vest any of the Stock Award, to permit the Stock Award to be vested other than in accordance with the terms hereof or to grant any waivers of the terms of this Stock Award, regardless of what actions the Company, the Board or the Committee may take or waivers the Company, the Board or the Committee may grant under the terms of or with respect to any Stock Award now or hereafter granted to any other person or any other Stock Award granted to Employee.

6.6       Notwithstanding any other provision hereof, Employee shall not vest in the Stock Award granted hereunder, and the Company shall not be obligated to issue any shares to Employee hereunder, if the vesting thereof or the issuance of such shares would constitute a violation by Employee or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the issuance of shares pursuant to this Stock Award comply with any law or regulation of any governmental authority.

6.7       If the events described in Article III or V occur after the date that Employee is advised (upon recommendation by the Committee) that his Agreement with the Company is being, or will be, terminated for Cause, on account of performance or in circumstances that prevent him from being in good standing with the Company, accelerated vesting shall not occur and all rights under this Stock Award shall terminate, and this Stock Award shall expire on the date of termination of Employee’s Agreement. The Committee shall have the authority to determine whether termination of Employee is for Cause or for any reason other than Cause.

6.8       This Stock Award shall be governed by the laws of the State of Texas applicable to agreements made and performed wholly within the State of Texas (regardless of the laws that might otherwise govern under applicable conflicts of laws principles) and applicable federal law. All disputes arising under this Stock Award shall be adjudicated solely within the state or Federal courts located within the State of Texas, Dallas County, and in accordance with the resolution provisions under the Agreement.

6.9       This Stock Award sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Stock Award, the Company makes no representations, warranties or covenants to Employee with respect to this Stock Award or its subject matter, including with respect to the current or future value of the shares subject to the Stock Award. Any modification, amendment or waiver to this Stock Award will be effective only if it is in writing signed by the Company and Employee. The failure of any party to enforce at any time any provision of this Stock Award shall not be construed to be a waiver of that or any other provision of this Stock Award.

6.10       This Stock Award shall be administered and interpreted solely by the Committee or its delegated agent. The interpretations and decisions of the Committee with regard to this Stock Award shall be final and conclusive and binding upon Employee.

6.11       It is the intent that this Award comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Stock Award is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. The provisions of the Common Stock under this Stock Award shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

6.12       Subject to the limitations set forth herein, this Stock Award shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Employee and the successors of the Company.

6.13       This Stock Award is subject to the terms of any separate Clawback Policy maintained by the Company, as such Policy may be amended from time to time.

6.14       Employee hereby acknowledges receipt of a copy of this Stock Award, and that he has read and understands the terms and provisions hereof, and accepts the Stock Award subject to all of the terms and conditions hereof.

6.15       In the event of any conflict between the provisions of this Stock Award and the provisions of the Agreement, the provisions of this Stock Award shall govern.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Award as of the day and year first above written.

APPLIED BLOCKCHAIN, INC.

By:
Name:
Title:

EMPLOYEE: